Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Employee Stock Purchase Plan, Australian Employee Stock Purchase Plan, Canadian Employee Stock Purchase Plan, Singapore Employee Stock Purchase Plan and The Fiserv Group Savings-Related Share Option Plan, any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 18th day of August, 2004.

/s/ Donald F. Dillon
Donald F. Dillon

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Employee Stock Purchase Plan, Australian Employee Stock Purchase Plan, Canadian Employee Stock Purchase Plan, Singapore Employee Stock Purchase Plan and The Fiserv Group Savings-Related Share Option Plan, any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 18th day of August, 2004.

/s/ Bruce K. Anderson
Bruce K. Anderson

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Employee Stock Purchase Plan, Australian Employee Stock Purchase Plan, Canadian Employee Stock Purchase Plan, Singapore Employee Stock Purchase Plan and The Fiserv Group Savings-Related Share Option Plan, any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 18th day of August, 2004.

/s/ Daniel P. Kearney
Daniel P. Kearney

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Employee Stock Purchase Plan, Australian Employee Stock Purchase Plan, Canadian Employee Stock Purchase Plan, Singapore Employee Stock Purchase Plan and The Fiserv Group Savings-Related Share Option Plan, any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 18th day of August, 2004.

/s/ Gerald J. Levy
Gerald J. Levy

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Employee Stock Purchase Plan, Australian Employee Stock Purchase Plan, Canadian Employee Stock Purchase Plan, Singapore Employee Stock Purchase Plan and The Fiserv Group Savings-Related Share Option Plan, any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 18th day of August, 2004.

/s/ Glenn M. Renwick
Glenn M. Renwick

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Employee Stock Purchase Plan, Australian Employee Stock Purchase Plan, Canadian Employee Stock Purchase Plan, Singapore Employee Stock Purchase Plan and The Fiserv Group Savings-Related Share Option Plan, any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 18th day of August, 2004.

/s/ Kim M. Roback
Kim M. Roback

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Employee Stock Purchase Plan, Australian Employee Stock Purchase Plan, Canadian Employee Stock Purchase Plan, Singapore Employee Stock Purchase Plan and The Fiserv Group Savings-Related Share Option Plan, any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 18th day of August, 2004.

/s/ L. William Seidman
L. William Seidman

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Employee Stock Purchase Plan, Australian Employee Stock Purchase Plan, Canadian Employee Stock Purchase Plan, Singapore Employee Stock Purchase Plan and The Fiserv Group Savings-Related Share Option Plan, any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 18th day of August, 2004.

/s/ Thomas C. Wertheimer
Thomas C. Wertheimer